UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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IMPINJ, INC.

(Name of Registrant as Specified In Its Charter)

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IMPINJ, INC. To Be Held On: June 10, 2020 at 9:00 a.m. (Pacific time) To be held virtually via live webcast at https://web.lumiagm.com/253024847 (password: PI2020) COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 29, 2020. Please visit http://www.astproxyportal.com/ast/20867/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. VIRTUALLY AT THE MEETING: The Company will conduct its 2020 annual meeting of shareholders in virtual meeting format only, conducted by live webcast. To attend the virtual annual meeting, visit https://web.lumiagm.com/253024847 (password: PI2020) and be sure to have your control number available. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. THE BOARD OF DIRECTORS RECOMMENDS MAIL: A VOTE You FOR may ALL LISTED request NOMINEES. a card by following the instructions above. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2. 1. Election of Directors: 2. To ratify the appointment of Ernst & Young LLP as our independent registered NOMINEES: CHRIS DIORIO public accounting firm for the fiscal year ending December 31, 2020. GREGORY SESSLER THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3. 3. To amend our certificate of incorporation to declassify the board of directors over a three-year period beginning at the 2021 annual meeting of stockholders and make other ministerial corrections.